INSURANCE (Tables)	12 Months Ended
Dec. 31, 2019
INSURANCE
Schedule of types of insurance

Type	Scope	2019	2018
Equity	Inventories and property, plant and equipment items are insured against fire, electrical damage, explosion, machine breakage and overflow (leakage of material in fusion state).	61,187,789	64,676,890
Business Interruption	Net income plus fixed expenses	11,381,183	6,610,851
Civil Liability	Industrial operations	652,973	627,718